Exhibit 1.1

DIGITAL REALTY TRUST, INC.

4,030,000 Shares

Common Stock

($0.01 par value)

Underwriting Agreement

New York, New York

March 28, 2006

Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

As Representatives of the several Underwriters,

c/o Merrill Lynch & Co.

4 World Financial Center

New York, NY 10080

Ladies and Gentlemen:

The persons named in Schedule II hereto (the “Selling Stockholders”) propose to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, 4,030,000 shares of Common Stock, $0.01 par value (“Common Stock”) of Digital Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the “Company”) (said shares to be sold by the Selling Stockholders being hereinafter called the “Securities”). The Securities are comprised of 4,030,000 shares of Common Stock issuable upon redemption (the “Redemption Shares”) of a like number of outstanding common limited partnership units (the “Common Units”) of Digital Realty Trust, L.P., a Maryland limited partnership (the “Operating Partnership”). Each Selling Stockholder intends to redeem such Selling Stockholder’s Common Units prior to the Closing Date (as defined below). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. In addition, to the extent that there is not more than one Selling Stockholder named in Schedule II, the term Selling Stockholder shall mean either the singular or plural. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement or the issue date of the Base Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus or the

Prospectus, as the case may be, deemed to be incorporated therein by reference (the “Incorporated Documents”). Certain terms used herein are defined in Section 20 hereof.

1. Representations and Warranties.

(i) The Company and the Operating Partnership, jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1(i).

(a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-129688) on Form S-3, including the Base Prospectus, for registration under the Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder (including all Rule 430A Information), and, except for such modifications to which the Representatives do not reasonably object, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other substantive changes (beyond that contained in the Base Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(i).

(b) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8 hereof. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted by the Commission or by the state securities authority of any jurisdiction.

(c) The Disclosure Package does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(d) (i) At the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (ii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption in Rule 163 and (iii) at the Execution Time (with such date being used as the determination date for purposes of this clause (iii)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405.

(e) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(f) Each Issuer Free Writing Prospectus, as of its date of issue and at all subsequent times through the completion of the offer and sale of the Securities contemplated hereby, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8 hereof.

(g) All documents filed by the Company pursuant to Sections 12, 13, 14 or 15 of the Exchange Act, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act and the rules thereunder or the Exchange Act and the rules thereunder, as applicable.

(h) (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of State of Maryland with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, and to enter into and perform its obligations under this Agreement and as general partner of the Operating Partnership to cause the Operating Partnership to enter into and perform the Operating Partnership’s obligations under this Agreement and the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Operating Partnership Agreement”), and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(i) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Maryland with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement, and is duly qualified to do business and is in good standing as a foreign limited partnership under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(j) Each subsidiary (as defined below) of the Company has been duly formed and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized with full power and authority (corporate and other) to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as the case may be, and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(k) All the outstanding shares of capital stock or other ownership interests of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, as of the Closing Date, except as otherwise set forth in the Disclosure Package and the Prospectus, all outstanding shares of capital stock or other ownership interests of the subsidiaries will be owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, mortgages, pledges, liens, encumbrances or other restrictions of any kind (collectively, “Liens”), except for Liens securing indebtedness as described in the Disclosure Package and the Prospectus or except where such Liens would not individually or in the aggregate materially affect or interfere in any material respect with the Company’s ability to exercise control over each of such subsidiaries. Except as set forth in the Disclosure Package and the Prospectus, there are no outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities or interests for capital stock or other ownership interests of any subsidiary.

(l) The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectus; the outstanding shares of Common Stock, 8.50% Series A Cumulative Redeemable Preferred Stock, $0.01 par value (“Series A Preferred Stock”) and 7.875% Series B Cumulative Redeemable Preferred Stock, $0.01 par value (“Series B Preferred Stock”) of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; the Redemption Shares, when issued to the Selling Stockholders, will be duly and validly authorized and issued and will be fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Redemption Shares or the Securities; and, except as set forth in the Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding; all offers and sales of the Company’s shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock prior to the date hereof were at all relevant times duly registered under the Act or were exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

(m) All of the issued and outstanding units of limited partnership, including the Common Units, (“Units”) of the Operating Partnership have been duly and validly authorized and issued by the Operating Partnership and conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus. None of the Units was issued in violation of the preemptive or other similar rights of any security holder of the Operating Partnership or any other person or entity. Except as set forth in the Disclosure Package and the Prospectus, there are no outstanding options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities or interests for, Units or other ownership interests of the Operating Partnership. The Units owned by the Company

(including all outstanding Series A Preferred Limited Partnership Units and Series B Preferred Limited Partnership Units) are owned directly by the Company, free and clear of all Liens.

(n) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings “Description of the Partnership Agreement of Digital Realty Trust, L.P.,” “Exchange of Common Units for Common Stock,” “Description of Securities,” “Material Provisions of Maryland Law and of Our Charter and Bylaws,” “United States Federal Income Tax Considerations,” “Plan of Distribution,” “Risk Factors – Risks Related to Exchange to Exchange of Common Units for Common Stock – The exchange of common units for common stock is a taxable transaction” and “Certain Relationships and Related Transactions” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(o) This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership. This agreement constitutes a legally valid and binding obligation of each of the Company and the Operating Partnership, enforceable against each of the Company and the Operating Partnership in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

(p) Each of the Company and the Operating Partnership is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(q) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act, such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Prospectus or such consents, approvals, authorizations, filings or orders that will be obtained or completed by the Closing Date or the absence of which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(r) Neither compliance by the Company with this Agreement nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or the organizational or other governing documents of any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of clauses (ii) or (iii) above, for such conflicts, breaches, violations, liens, charges or encumbrances that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(s) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement. Except as set forth in the Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company or the Operating Partnership and any person granting such person the right to require the Company or the Operating Partnership to file a registration statement under the Act with respect to any securities of the Company or the Operating Partnership owned or to be owned by such person or to require the Company or the Operating Partnership to include such securities in any securities being registered pursuant to any other registration statement filed by the Company or the Operating Partnership under the Act.

(t) The financial statements and schedules, including the notes thereto, filed with the Commission as part of or incorporated by reference in the Registration Statement, and included or incorporated by reference in the Disclosure Package and the Prospectus, present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption “Selected Financial Data” incorporated by reference in the Prospectus and Registration Statement fairly present in all material respects, on the basis stated therein, the information included therein. No other financial statements or schedules are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.

(u) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(v) (i) The Company or its subsidiaries have fee simple title (or in the case of the properties listed on Schedule 1(p) hereto, a leasehold interest) to all of the properties described in the Disclosure Package and the Prospectus as owned or leased by them and the improvements (exclusive of improvements owned by tenants) located thereon (the “Properties”), in each case, free and clear of all liens, encumbrances, claims, security interests, restrictions and defects, except such as are disclosed in the Disclosure Package and the Prospectus or do not affect the value of such Property and do not interfere with the use made and proposed to be made of such Property by the Company and any subsidiary; (ii) except as otherwise set forth in or contemplated in the Disclosure Package and the Prospectus, the mortgages and deeds of trust encumbering the Properties described in the Disclosure Package and the Prospectus are not convertible into debt or equity securities of the Company or the Operating Partnership and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned directly or indirectly by the Company or its subsidiaries; (iii) neither the Company nor any of its subsidiaries has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof, and none of the Company or any subsidiary knows of any such condemnation or zoning change which is threatened and which if consummated would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; (iv) each of the Properties complies with all applicable codes, laws and regulations (including without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Disclosure Package and the Prospectus and except for such failures to comply that would not individually or in the aggregate reasonably be expected to materially affect the value of such Property or interfere in any material respect with the use made and proposed to be made of such Property by the Company or any subsidiary; (v) the Company or a subsidiary has an owner’s or leasehold title insurance policy, from a nationally recognized title insurance company licensed to issue such policy, on each Property that insures the fee or leasehold interest, as the case may be, in such Property, which policies include only commercially reasonable exceptions, and with coverage in amounts at least equal to amounts that are generally deemed in the Company’s industry to be commercially reasonable in the markets where such Property is located; (vi) except as set forth in the Disclosure Package and the Prospectus, neither the Company nor any subsidiary holds any Property under a ground lease; and (vii) to the knowledge of the Company and the Operating Partnership, except as set forth in or contemplated in the Disclosure Package and the Prospectus or as disclosed in any tenant estoppel certificates, and, with respect to (A) below, except as would not individually or in the aggregate reasonably be expected to materially affect the value of such Property or interfere in any material respect with the use made and proposed to be made of such Property by the Company or any subsidiary: (A) no tenant under any lease described in the “Properties” section of the Company’s Form 10-K for the fiscal year ended December 31, 2005 where the tenant has been specifically identified (a “Major Lease”) has asserted in writing any defense or set-off against the payment of rent in connection with any Major Lease nor has any tenant contested any tax, operating cost or other escalation payment or occupancy charge, or any other amounts payable under its Major Leases; (B) neither the Company nor the Operating Partnership has waived in writing any material provision under any Major Lease; (C) there are no uncured events of default, or events that with the giving of notice or passage of time, or both, would constitute an event of default, by any tenant under any of the terms and provisions of any Major Lease; and (D) no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease.

(w) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) reasonably necessary for the conduct of the Company’s and the Operating Partnership’s business as now conducted or as proposed in the Disclosure Package and the Prospectus to be conducted. Except as set forth in the Disclosure Package and the Prospectus; (i) to the Company’s or the Operating Partnership’s best knowledge, there is no material infringement by third parties of any such Intellectual Property and (ii) there is no pending or, to the Company’s or the Operating Partnership’s best knowledge, threatened action, suit, proceeding or claim by others that the Company or the Operating Partnership infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(x) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter, bylaws or other organizational or governing documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in the case of clauses (ii) or (iii) above, for such violations or defaults that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(y) KPMG LLP, who have certified the financial statements and supporting schedules included in the Prospectus and delivered their reports with respect to the audited financial statements and schedules included in the Prospectus, are independent public accountants within the meaning of the Act and the applicable published rules and regulations thereunder.

(z) The Company and each of its subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith or as would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(aa) No material labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent.

(bb) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(cc) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends or distributions to the Company, from making any other distribution on such subsidiary’s capital stock or equity interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except with respect to Global Stanford Place II, LLC or except pursuant to the terms of any indebtedness set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(dd) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for such licenses, certificates, permits and other authorizations the absence of which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(ee) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(gg) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any Environmental Laws, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto). Except as set forth in the Disclosure Package and the Prospectus, neither the Company nor any of the subsidiaries has been notified that it has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended. Except as otherwise set forth in the Disclosure Package and the Prospectus, and except as would not individually or in the aggregate reasonably be expected to materially affect the value of such Property or interfere in any material respect with the use made and proposed to be made of such Property by the Company or any subsidiary, to the knowledge of the Company and the Operating Partnership, there have been no and are no (i) aboveground or underground storage tanks; (ii) polychlorinated biphenyls (“PCBs”) or PCB-containing equipment; (iii) asbestos or asbestos containing materials; (iv) lead based paints; (v) mold or other airborne contaminants; or (vi) dry-cleaning facilities in, on, under, or about any Property owned by the Company, the Operating Partnership or their subsidiaries.

(hh) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(ii) Neither the Company nor any of its subsidiaries maintains or contributes to any “pension plan” (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to Title IV of ERISA or any “multiemployer plan” (within the meaning of Section 4001(a)(3) of ERISA). Each “pension plan” (within the meaning of Section 3(2) of ERISA) maintained by the Company or any of its subsidiaries which is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the Internal Revenue Service that such plan is so qualified, and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, that could reasonably be expected to cause the loss of such qualification. Neither the Company nor any of its subsidiaries maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA) or as otherwise required by applicable law). Each “employee benefit plan” (within the meaning of Section 3(3) of ERISA) established or maintained by the Company and/or one or more of its subsidiaries is in compliance with the currently applicable provisions of ERISA except for such failures to comply that would not individually or in the aggregate reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(jj) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, except for such failures to comply that would not individually or in the aggregate reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(kk) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (“FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company and the Operating Partnership, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith except for such violations or failures to comply that would not individually or in the aggregate reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(ll) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened except for such failures to comply, actions, suits or proceedings that would not individually or in the aggregate reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(mm) Except as would not individually or in the aggregate reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(nn) Except as set forth in the Disclosure Package and the Prospectus, the Company and its subsidiaries have good and marketable title to all personal property owned by them, free and clear of all encumbrances and defects; and all personal property held under lease by the Company or any subsidiary is held by it under valid, subsisting and enforceable leases, in each case, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company or the subsidiary.

(oo) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, or shareholders of the Company on the other hand, which is required to be described in the Disclosure Package and the Prospectus and which is not so described.

(pp) Commencing with its taxable year ended December 31, 2004, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Internal Revenue Code 1986, as amended (the “Code”), and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code. Each of the Company’s corporate subsidiaries qualifies as a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code and all applicable regulations under the Code.

(qq) The Company and the Operating Partnership and each of their subsidiaries (including any predecessor entities) have not distributed, and prior to the later of the Closing Date and the completion of the distribution of the Securities, will not distribute, any offering material in connection with the offering or sale of the Securities other than the Registration Statement or the Prospectus.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

(ii) Each Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

(a) Such Selling Stockholder at the Closing Date will be the record and beneficial owner of the Redemption Shares to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims, and upon delivery of such Securities and payment of the purchase price therefor as provided herein, assuming that each Underwriter acquires its interest in the Securities it has purchased from such Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”)), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities.

(b) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(c) This Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

(d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

(e) Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the certificate of limited partnership or operating agreement, in the case of the Other Selling Stockholders, or the constitutive documents of the CalPERS Selling Stockholder or the terms of any indenture or other agreement or instrument to which such Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder or any of its subsidiaries.

(f) Such Selling Stockholder and none of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is a person associated with (within the meaning of Article I(dd) of the By-laws of the National Association of Securities Dealers, Inc. (the “NASD”)), any member of the NASD.

(iii) The CalPERS Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

(a) The sale of the Securities by the CalPERS Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

(b) In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by the CalPERS Selling Stockholder specifically for use in connection with the preparation thereof, the CalPERS Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraphs (i)(b) and (i)(c) of this Section.

Any certificate signed by any officer of any Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

(iv) Each Other Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

(a) Such Other Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Securities by such Other Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

(b) In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Other Selling Stockholder specifically for use in connection with the preparation thereof, such Other Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraphs (i)(b) and (i)(c) of this Section.

Any certificate signed by any officer of any Other Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Other Selling Stockholder, as to matters covered thereby, to each Underwriter.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholders, at a purchase price of $26.16 per share, the amount of the Securities set forth opposite such Underwriter’s name in Schedule I hereto.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on April 3, 2006, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the Selling Stockholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by each of the Selling Stockholders to or upon the order of the Selling Stockholders by wire transfer payable in same-day funds to the accounts specified by the Selling Stockholders. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

5. Agreements.

(i) The Company agrees with the several Underwriters that:

(a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Base Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form to which the Representatives do not reasonably object with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed (without reliance on Rule 424(b)(8)) and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Prospectus, the Company promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (3) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus and (4) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(d) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(e) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request.

(f) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(g) Neither the Company nor the Operating Partnership will, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or would reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any person controlled by the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement (except for a registration statement on Form S-4 relating to an acquisition of a real property company) with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of 30 days after the date of the Underwriting Agreement, provided, however, that the Company may (i) grant stock options, restricted stock or long-term incentive units to employees, consultants or directors pursuant to the terms of a plan in effect at the Execution Time, (ii) issue Common Stock pursuant to: (A) the exercise of such options; (B) the redemption of Units issued upon conversion of such long-term incentive units; (C) the exercise of any employee stock options outstanding at the Execution Time; or (D) the redemption of

Units issued upon conversion of long-term incentive units outstanding at the Execution Time, (iii) issue Common Stock pursuant to the Company’s dividend reinvestment plan (if any), and (iv) issue Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock in connection with other acquisitions of real property or real property companies.

Notwithstanding the foregoing, if: (x) during the last 17 days of the lock-up period referred to in the prior paragraph the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of such lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such lock-up period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(h) Until and including the Closing Date, the Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act, except for such failures to comply that would not individually or in the aggregate reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(i) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(j) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (“NASD”) (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder. The Company and the Selling Stockholders agree that, as between them, the responsibility for expenses, including the expenses described in this paragraph (j), shall be determined as set forth in the Registration Rights Agreement dated October 27, 2004 (the “Registration Rights Agreement”) among the Company, the Operating Partnership and unit holders named therein, and, further, that if either the Company or the Selling Stockholders is required under this Agreement to pay an amount for which the other party is responsible under such Registration Rights Agreement, the responsible party shall, upon demand, reimburse the other party; provided that the terms of this sentence shall in no way limit or terminate the obligation of the Company and/or the Selling Stockholders, as applicable, to pay amounts payable under this paragraph (j).

(k) The Company agrees that, unless it has obtained or will obtain the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(l) The Company will use its best efforts to meet the requirements to qualify, for the taxable year ending December 31, 2006, for taxation as a REIT under the Code.

(m) The Company agrees that it will issue, prior to the Closing Date, the Redemption Shares to the Selling Stockholders upon redemption by the Selling Stockholders of such Selling Stockholder’s Common Units.

(ii) Each Selling Stockholder agrees with the several Underwriters that:

(a) Such Selling Stockholder will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Stockholder or any affiliate of the Selling Stockholder or any person in privity with the Selling Stockholder or any affiliate of the Selling Stockholder) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock, or publicly announce an intention to effect any such transaction, for a period of 60 days after the date of this Agreement.

Notwithstanding the foregoing, if: (x) during the last 17 days of the lock-up period referred to in the prior paragraph the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of such lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such lock-up period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(b) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(c) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of any change in information in the Registration Statement or the Prospectus, or any amendment or supplement to any of them, relating to such Selling Stockholder.

(d) Such Selling Stockholder agrees that, unless it has obtained or will obtain the prior written consent of the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a Free Writing Prospectus.

(e) Such Selling Stockholder agrees that it will redeem such Selling Stockholder’s Common Units for the Redemption Shares prior to the Closing Date.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time, the Closing Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

(a) The Prospectus, and any supplement thereto, will have been filed in the manner and within the time period required by Rule 424(b); any other material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement shall or any notice objecting to its use have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b) The Company shall have requested and caused Latham & Watkins LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

(i) Based solely on certificates from public officials, such counsel confirms that the Company is qualified to do business in the States of California, Colorado, Florida and Georgia;

(ii) Based solely on certificates from public officials, such counsel confirms that the Operating Partnership is qualified to do business in the States of California, Colorado, Florida and Georgia;

(iii) Based on certificates from public officials, such counsel confirms that each Material Subsidiary (as defined therein) is (a) validly existing as a limited liability company or limited partnership, as the case may be, under the Corporations Code of the State of California, the Limited Liability Company Act of the State of Delaware or the Revised Uniform Limited Partnership Act of the State of Delaware, (b) in good standing under the laws of the State of California or the State of Delaware, as the case may be, and (c) is qualified to do business in the States listed on Schedule thereto;

(iv) To the best of such counsel’s knowledge, there are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus, or to be filed as exhibits to the Registration Statement that are not described or filed;

(v) Such counsel is not, as of such date, representing the Company or any of its subsidiaries in any pending legal or governmental proceedings or investigations of a character required to be described in the Registration Statement or Prospectus that are not so described;

(vi) The statements included or incorporated by reference in the Prospectus under the captions “Certain Relationships and Related Transactions,” “Executive Compensation – Long-term Incentive Plans,” “Executive Compensation – Employment Agreements,” “Executive Compensation – Executive Chairman Agreement,” “Executive Compensation – Indemnification Agreements,” “Executive Compensation – Equity Compensation Plan

Information,” and “Certain Relationships and Related Transactions” insofar as they purport to describe or summarize certain provisions of the agreements, statutes or regulations referred to therein, are accurate descriptions or summaries in all material respects;

(vii) the Registration Statement has become effective under the Act. With the consent of the Representatives, based solely on a telephonic confirmation by a member of the Staff of the Commission on March 28, 2006, we confirm that no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefore have been initiated by the Commission. Any required filing of the Prospectus pursuant to Rule 424 under the Act has been made in accordance with Rule 424 under the Act;

(viii) The Registration Statement, as of the date it was declared effective, and the Prospectus, as of its date and as of the date hereof, appeared on their face to be appropriately responsive in all material respects to the requirements for registration statements on Form S-3 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel need express no opinion with respect to Regulation S-T or the financial statements, schedules, or other financial data, included in or omitted from, the Registration Statement or the Prospectus. For purposes of this paragraph, such counsel may assume that the statements made in the Registration Statement and the Prospectus are correct and complete;

(ix) With the consent of the Representatives based solely on a certificate of an officer of the Company as to factual matters, each of the Company and the Operating Partnership is not, and immediately after giving effect to the sale of the Securities in accordance with this Agreement, will not be required to be registered as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(x) Neither the execution and delivery of this Agreement by the Company and the Operating Partnership, nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof:

(A) result in the breach of or a default under any of the Material Agreements (as defined therein); or

(B) violate any federal or California statute, law, rule or regulation applicable to the Company, the Operating Partnership or the Material Subsidiaries; or

(C) require any consents, approvals, or authorizations to be obtained by the Company, the Operating Partnership or any Material Subsidiary from, or any registrations, declarations or filings to be made by the Company, the Operating Partnership or any Material Subsidiary with, any governmental authority under any federal or California statute, rule or regulation applicable to the Company, the Operating Partnership or any Material Subsidiary, that have not been obtained or made;

(xi) With the consent of the Representatives based solely on a certificate of an officer of the Company as to factual matters and a review of the Material Agreements, neither the Company nor the Operating Partnership nor any Material Subsidiary is a party to any agreement that would require the inclusion in the Registration Statement of shares or other securities owned by any person or entity other than the Company;

(xii) With the consent of the Representatives based solely on a written advice from the New York Stock Exchange, the Securities to be sold pursuant to this Agreement have been listed on the New York Stock Exchange; and

In rendering such opinion, such counsel may (A) assume the accuracy, as to matters involving the application of laws of any jurisdiction other than the State of California or the Federal laws of the United States, of the opinion of other counsel of good standing who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, may rely on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

In addition, such counsel shall separately state that no facts came to such counsel’s attention that caused such counsel to believe that:

1. the Registration Statement, at the time it became effective, including the information deemed to be a part of the Registration Statement pursuant to Rule 430A and 430B under the Act (together with the Incorporated Documents at that date), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

2. the Disclosure Package, as of the Execution Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

3. the Prospectus, as of its date or as of the date hereof (together with the Incorporated Documents at those dates), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no belief with respect to the financial statements, schedules, or other financial data included or incorporated by reference in, or omitted from, the Registration Statement, the Prospectus or the Incorporated Documents.

(c) The Company shall have requested and caused Latham & Watkins LLP, tax counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

(i) the statements included or incorporated by reference in the Prospectus under the headings “Risk Factors – Risks Related to Exchange to Exchange of Common Units for Common Stock – The exchange of common units for common stock is a taxable transaction” and “United States Federal Income Tax Considerations” insofar as such statements purport to summarize certain provisions of the agreements, statutes or regulations referred to therein, are accurate summaries in all material respects; and

(ii) commencing with its taxable year ended December 31, 2004, the Company has been organized in conformity with the requirements for qualification as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and its proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

(d) The Company shall have requested and caused Venable LLP, Maryland counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

(i) the Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, with full corporate power to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus under the caption “Our Company”;

(ii) the Operating Partnership is a limited partnership duly formed and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, with full limited partnership power to own or lease, as the case may be, and to operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus under the caption “Our Company.” The Company is the sole general partner of the Operating Partnership;

(iii) the Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Prospectus under the caption “Description of Securities;” the common stock of the Company conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectus; the certificates representing the Securities comply in all material respects with the Maryland General Corporation Law; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and nonassessable;

(iv) the statements incorporated by reference in the Registration Statement and the Prospectus under the headings “Description of the Partnership Agreement of Digital Realty Trust, L.P.,” “Exchange of Common Units for Common Stock,” “Description of Securities,” “Material Provisions of Maryland Law and of Our Charter and Bylaws,” “Risk Factors–Risks Related to Our Organizational Structure–Conflicts of interest may exist or could arise in the future with holders of units in our operating partnership,” “Risk Factors–Risks Related to Our Organizational Structure–Our charter and Maryland law contain provisions that may delay, defer or prevent a change of control transaction” and “Risk Factors–Risks Related to Our Organizational Structure–Our rights and the rights of our stockholders to take action against our directors and officers are limited” insofar as such statements purport to summarize or describe matters of or legal conclusions relating to Maryland law, the charter or bylaws of the Company, or the Operating Partnership Agreement, are accurate and fair summaries of such matters, legal conclusions, the charter or bylaws of the Company, or the Operating Partnership Agreement in all material respects;

(v) this Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership; the Operating Partnership Agreement constitutes the legal, valid and binding obligation of each of the Company and the Operating Partnership, enforceable against each of the Company and the Operating Partnership in accordance with its terms;

(vi) no consent, approval or authorization of, filing with or order of any court or governmental agency or body in the State of Maryland is required in connection with the transactions contemplated in the Agreement , except such as have been obtained or made; and

(vii) neither the consummation of the transactions herein contemplated, nor the fulfillment of the terms hereof will conflict with or result in a breach or violation of (A) the charter or bylaws of the Company or the agreement of limited partnership of the Operating Partnership Agreement or (B) any Maryland statute or law or any rule, regulation, judgment, order or decree applicable to the Company or the Operating Partnership of any court, regulatory body, administrative agency, governmental body, or other authority of the State of Maryland having jurisdiction over the Company or the Operating Partnership or any of their properties.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Maryland, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (d) shall also include any supplements thereto at the Closing Date.

(e) The Other Selling Stockholders shall have requested and caused Gibson, Dunn & Crutcher LLP, counsel to the Other Selling Stockholders, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect that, subject to the assumptions and exceptions stated therein:

(i) GI Manager is a validly existing limited liability company in good standing under the laws of the State of Delaware.

(ii) GI Contributor is a validly existing limited liability company in good standing under the laws of the State of Delaware.

(iii) GI Manager has all requisite limited liability company power to sell, transfer and deliver the Securities delivered by it on the date hereof. The Agreement has been duly authorized, executed and delivered by GI Manager.

(iv) GI Contributor has all requisite limited liability company power to sell, transfer and deliver the Securities delivered by it on the date hereof. The Agreement has been duly authorized, executed and delivered by GI Contributor.

(v) The execution, delivery and performance of the Agreement by each of the Other Selling Stockholders and the consummation of the transactions therein contemplated (a) will not require any consent, approval, or authorization of or with any governmental authority under any statute or rule or regulation of the State of New York or of the United States of America which in our experience is generally applicable to transactions of the type contemplated by the Agreement (other than New York state securities or ‘blue sky’ laws and the antifraud provisions of United States federal securities laws, as to which we express no opinion), or the Delaware Limited Liability Company Act (“DLLCA”), and (b) will not result in a breach or violation of, or constitute a default under, (i) any statute or rule or regulation of the State of New York or of the United States of America which in our experience is generally applicable to transactions of the type contemplated by the Agreement (other than New York state securities or “blue sky” laws and the antifraud provisions of United States federal securities laws, as to which we express no opinion) or the DLLCA or (ii) any order of any governmental agency or any court having jurisdiction over either of the Other Selling Stockholders identified to us in the Officers’ Certificate (as defined therein).

(vi) Assuming that each of the Underwriters (a) acquires its interest in the Securities it has purchased from GI Manager and GI Contributor without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”), and (b) has paid for the Securities delivered by the Other Selling Stockholders to The Depository Trust Company (“DTC”) in accordance with the Agreement; and assuming that the Securities being purchased by each Underwriter have been credited to a securities account of such Underwriter maintained by it with DTC, such Underwriter will acquire a security entitlement to the Securities being purchased by it (within the meaning of Section 8-102(a)(17) of the UCC) and no action based upon any “adverse claim” (as defined in Section 8-102 of the UCC) to such Securities may be asserted against such Underwriter with respect to such security entitlement.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Other Selling Stockholders and public officials.

(f) The CalPERS Selling Stockholder shall have requested and caused Paul, Hastings, Janofsky & Walker LLP, counsel to the CalPERS Selling Stockholder, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect that:

(i) this Agreement has been duly authorized, executed and delivered by the CalPERS Selling Stockholder and the CalPERS Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by the CalPERS Selling Stockholder hereunder and to perform its obligations hereunder;

(ii) assuming that each Underwriter acquires its interest in the Securities it has purchased from the CalPERS Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities;

(iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the CalPERS Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the

Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

(iv) neither the sale of the Securities being sold by the CalPERS Selling Stockholder nor the consummation of any other of the transactions herein contemplated by the CalPERS Selling Stockholder or the fulfillment of the terms hereof by the CalPERS Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the constitutive documents of the CalPERS Selling Stockholder, or any judgment, order or decree known to such counsel to be applicable to the CalPERS Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the CalPERS Selling Stockholder.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the CalPERS Selling Stockholder and public officials.

(g) The Representatives shall have received from Goodwin Procter LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Executive Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package and any amendments or supplements thereto, and this Agreement and that:

(i) the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and the Operating Partnership have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date;

(ii) the Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(i) Each Selling Stockholder shall have furnished to the Representatives a certificate, signed by the Chairman of the Board or the President and the principal financial or accounting officer of such Selling Stockholder, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package and any amendments or supplements thereto, and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

(j) The Company shall have requested and caused KPMG LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and stating in effect that:

(i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

(ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2005, nothing came to their attention which caused them to believe that:

(1) with respect to the period subsequent to December 31, 2005, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders’ equity of the Company as compared with the amounts shown on the December 31, 2005, consolidated balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from January 1, 2006 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues or net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

(2) the information included or incorporated by reference in the Registration Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K.

(iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibit 12 to the Company’s Annual Report on Form 10-K, the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the Company’s Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Prospectus, and any information appearing in a Current Report on Form 8-K incorporated by reference in the Registration Statement and the Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

References to the Prospectus in this paragraph (j) include any supplement thereto at the date of the letter.

(k) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (j) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(l) Prior to the Closing Date, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(m) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(n) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

(o) The NASD, upon review of the terms of the public offering of the Securities, shall not have objected to such offering, such terms or the Underwriters’ participation in same.

(p) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer of the Company set forth in Schedule IV addressed to the Representatives.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Goodwin Procter LLP, counsel for the Underwriters, at 53 State Street, Boston, Massachusetts 02109, on the Closing Date.

7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholders to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Merrill Lynch, Pierce, Fenner & Smith Incorporated on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Stockholder’s refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Stockholders pro rata in proportion to the percentage of Securities to be sold by each shall reimburse the Company on demand for all amounts so paid.

8. Indemnification and Contribution.

(a) The Company and the Operating Partnership jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, the Prospectus, or any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Operating Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Operating Partnership may otherwise have.

(b) Each Selling Stockholder severally and not jointly agrees to indemnify and hold harmless the Company, the Operating Partnership, each of the Company’s directors, each of the Company’s officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company, the Operating Partnership or any Underwriter within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company and the Operating Partnership to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Selling Stockholders may otherwise have.

(c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company and the Operating Partnership, each of the Company’s directors, each of the Company’s officers who signs the Registration Statement, and each person who controls the Company and the Operating Partnership within the meaning of either the Act or the Exchange Act and each Selling Stockholder, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company, and the Operating Partnership and each Selling Stockholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting”, (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Prospectus.

(d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. Notwithstanding the foregoing, it is understood that the Company and the Operating Partnership shall, in connection with any action or related actions in the same jurisdiction, bear the fees, costs and expenses of only one such separate counsel (in addition to any local counsel) for all the Underwriters, the directors, officers, employees and agents of the Underwriters and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act (collectively, the “Underwriter Indemnified Parties”), provided, however, the Company and the Operating Partnership shall bear the fees, costs and expenses of more than one separate counsel (in addition to any local counsel) if the use of only one separate counsel for all the Underwriter Indemnified Parties would present such counsel with a conflict of interest with respect to one or more of the Underwriter Indemnified Parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (A) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(e) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Operating Partnership, the Selling Stockholders and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company, the Operating Partnership and one or more of the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Stockholders and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Operating Partnership, the Selling Stockholders and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Operating Partnership, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company, by the Operating Partnership and by the Selling Stockholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, by the Operating Partnership, by the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Operating Partnership, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company, the Operating Partnership or any Selling Stockholder within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, the Operating Partnership and the Selling Stockholders, subject in each case to the applicable terms and conditions of this paragraph (e).

(f) The liability of each Selling Stockholder under such Selling Stockholder’s representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the initial public offering price of the Securities sold by such Selling Stockholder to the Underwriters. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders, the Company or the Operating Partnership. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the

Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Operating Partnership or officers of the Company, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder, the Company, the Operating Partnership or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Merrill Lynch, Pierce, Fenner & Smith Incorporated. General Counsel (fax no.: (212) 449-0265) and confirmed to the General Counsel, Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 4 World Financial Center, New York, NY 10080, Attention: General Counsel, with a copy to Goodwin Procter LLP, attention Eric J. Graham (fax no.: (617) 523-1231) and confirmed to it at Goodwin Procter LLP, 53 State Street, Boston, Massachusetts, 02109, Attention: Eric J. Graham; or, if sent to the Company or the Operating Partnership, will be mailed, delivered or telefaxed to Digital Realty Trust, Inc. (fax no.: (415) 738-6521) and confirmed to it at Digital Realty Trust, Inc., 560 Mission Street, Suite 2900, San Francisco, California 94105, Attention: Michael F. Foust, with a copy to Latham & Watkins LLP, attention Julian T.H. Kleindorfer (fax no.: (213) 891-8763) and confirmed to it at Latham & Watkins LLP, 633 West 5th Street, Suite 4000, Los Angeles, California 90071, Attention: Julian T.H. Kleindorfer; or if sent to any Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14. No Fiduciary Duty. Each of the Company, the Operating Partnership and the Selling Stockholders hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, the Operating Partnership and the Selling Stockholders on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company, the Operating Partnership or the Selling Stockholders and (c) the engagement of the Underwriters by the Company, the Operating Partnership and the Selling Stockholders in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, each of the Company, the Operating Partnership and the Selling Stockholders agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company, the Operating Partnership or the Selling Stockholders on related or other matters). Each of the Company, the Operating Partnership or the Selling Stockholders agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, the Operating Partnership or the Selling Stockholders, in connection with such transaction or the process leading thereto.

15. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Operating Partnership and the Selling Stockholders, on the one hand, and the Underwriters, on the other, or any of them, with respect to the subject matter hereof.

16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

17. Waiver of Jury Trial. Each of the Company, the Operating Partnership, the Selling Stockholders and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

20. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Base Prospectus” shall mean the base prospectus contained in the Registration Statement at the Execution Time.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“CalPERS Selling Stockholder” shall mean the California Public Employees’ Retirement System, an agency of the State of California.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Prospectus, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto, and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Other Selling Stockholders” shall mean Global Innovation Manager, LLC, a Delaware limited liability company, and Global Innovation Contributor, LLC, a Delaware limited liability company.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430A, as amended on each Effective Date and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

“Rule 158”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 424”, “Rule 430A”, “Rule 433” and “Rule 462” refer to such rules under the Act.

“Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(i)(a) hereof.

“subsidiary” shall mean each direct and indirect subsidiary of the Company, including, without limitation, the Operating Partnership.

“Well-Known Seasoned Issuer” shall mean a well-known seasoned issuer, as defined in Rule 405.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Operating Partnership and the Selling Stockholders and the several Underwriters.

Very truly yours,

DIGITAL REALTY TRUST, INC.

By:	/s/ Michael F. Foust
	Name:	Michael F. Foust
	Title:	Chief Executive Officer

DIGITAL REALTY TRUST, L.P.

By:	Digital Realty Trust, Inc., its General Partner

By:	/s/ Michael F. Foust
	Name:	Michael F. Foust
	Title:	Chief Executive Officer

GLOBAL INNOVATION CONTRIBUTOR, LLC

By:	/s/ Richard Magnuson
	Name:	Richard Magnuson
	Title:	CEO

GLOBAL INNOVATION MANAGER , LLC

By:	/s/ Richard Magnuson
	Name:	Richard Magnuson
	Title:	CEO

CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:	/s/ Alfonso Fernandez
	Name:	Alfonso Fernandez
	Title:	Senior Portfolio Manager

S-1

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Merrill Lynch & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Douglas Sesler
	Name:	Douglas Sesler
	Title:	Managing Director

For itself and the other several Underwriters named in Schedule I to the foregoing Agreement.

S-2

SCHEDULE I

Underwriters	Number of Securities to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4,030,000

Total	4,030,000

SCHEDULE II

Selling Stockholders:	Number of Securities to be Sold
Global Innovation Contributor, LLC	156,472

2730 Sand Hill Road Suite 280 Menlo Park, California 94025 Fax: (650) 233-3601

Global Innovation Manager, LLC	900,563

2730 Sand Hill Road Suite 280 Menlo Park, California 94025 Fax: (650) 233-3601

California Public Employees’ Retirement System	2,972,965

P.O. Box 2749 Sacramento, CA 95812-2749 Fax: (916) 795-3965

Total	4,030,000

SCHEDULE III

Schedule of Free Writing Prospectuses included in the Disclosure Package.

None.

SCHEDULE IV

List of officers and subject to lock-up

Richard A. Magnuson

Michael F. Foust

A. William Stein

Scott E. Peterson

Christopher J. Crosby, Jr.

Edward Sham

Joshua Mills

EXHIBIT A

[Form of Lock-Up Agreement]

Digital Realty Trust, Inc.

Public Offering of Common Stock

                    , 2006

Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

As Representatives of the several Underwriters,

c/o Merrill Lynch & Co.

4 World Financial Center

New York, NY 10080

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), among Digital Realty Trust, Inc., a Maryland corporation (the “Company”), Digital Realty Trust, L.P., a Maryland limited partnership, the Selling Stockholders named therein and you as representatives of the Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value (the “Common Stock”), of the Company.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned, will not, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned (in each case excluding the Company and its subsidiaries)), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of Common Stock of the Company or any securities convertible into, or exercisable or exchangeable for such Common Stock, enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether settled by delivery of Common Stock or other securities, or publicly announce an intention to effect any such transaction for a period of 30 days after the date of the Underwriting Agreement. Notwithstanding the foregoing, the undersigned may transfer shares of Common Stock of the Company or any securities convertible into, or exercisable or exchangeable for such Common Stock; (1) to an immediate family member; (2) to one or more trusts of which the sole beneficiaries thereof are the undersigned and/or the undersigned’s immediate family members; and (3) as a bona fide gift or gifts, provided that in each case, prior to any such transfer, the transferee has agreed in writing to be bound by this letter agreement and no filing under Section 16(a) of the Securities Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made in respect of the transfer during the 30-day restricted period.

Notwithstanding the foregoing, if: (1) during the last 17 days of the lock-up period referred to above the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of such lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such lock-up period, the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,

Exact Name of Officer

Signature

2

SCHEDULE 1(p)

Ground Leases

Chemin de l’Epinglier 2

2010 East Centennial Circle

Paul van Vlissingenstraat